UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2015

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On September 16, 2015, ARC Group Worldwide, Inc. (the “Company”) announced its preliminary financial results for the fiscal year ended June 30, 2015.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, regardless of any general incorporation by reference language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1                        Press Release entitled “ARC GROUP WORLDWIDE REPORTS PRELIMINARY FISCAL YEAR 2015 RESULTS” issued by the Company on September 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
(Registrant)

Date: September 16, 2015	By:	/s/ Drew M. Kelley
		Name:	Drew M. Kelley
		Title:	Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “ARC GROUP WORLDWIDE REPORTS PRELIMINARY FISCAL YEAR 2015 RESULTS” issued by the Company on September 16, 2015.